J. THOMAS BECKETT (New York Bar No. JB-9795)
BRENT R. BAKER (New York Bar No. BB-728800)
PARSONS BEHLE & LATIMER
One Utah Center
201 South Main Street, Suite 1800
Salt Lake City, UT 84111
Telephone: (801) 532-1234
Facsimile: (801) 536-6111

Attorneys for Plaintiff

FRANK HANDELMAN
780 Third Avenue
New York, NY 10017
Direct: (212) 471-6239

MEMO ENDORSED

USDS SDNY
DOCUMENT
ELECTRONICALLY FILED
DOC #:
DATE FILED: 3/17/09

IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

DOUGLAS M. BORWICK, on Behalf of e-Smart Technologies, Inc., Plaintiff, vs. CHARLES R. BLACK, ELLIOT M. COLE, THOMAS J. VOLPE and MARY A. GRACE, Defendants.	**MOTION FOR ADDITIONAL TIME OR ALTERNATIVELY, NOTICE OF DISMISSAL WITHOUT PREJUDICE** Case No. 08-cv-9171 Judge: McMahon

Plaintiff Douglas M. Borwick ("Mr. Borwick"), on behalf of e-Smart Technologies, Inc., hereby moves this Court for an additional two weeks to obtain new counsel in this matter and arrange for additional financing. Given this Court's Order dated March 6, 2009, if the Court does not allow the Plaintiff additional time, Plaintiff requests that this Court enter the attached Notice of Dismissal without Prejudice pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure.

3/18/09
This action is dismissed without prejudice. No answer having been filed, the plaintiff is entitled to dismiss as of right.
Colleen McMahon

Dated: this 16th day of March, 2009

PARSONS BEHLE & LATIMER
One Utah Center
201 South Main Street, Suite 1800
Salt Lake City, UT 84111

FRANK HANDELMAN
780 Third Avenue
New York, NY 10017

/s/ Brent R. Baker
Attorneys for Plaintiff

CERTIFICATE OF SERVICE

I hereby certify that on March 16th, 2009, I electronically filed the foregoing with the Clerk of Court using the CM/ECF system, which sent notification of such filing to the following:

Frank Handelman
fhandelaw@aol.com

and I hereby certify that I have mailed the document by United States Mail, first-class postage prepaid, to the following non-CM/ECF participants:

J. Thomas Beckett
Parsons Behle & Latimer
One Utah Center
201 South Main Street, Suite 1800
Salt Lake City, UT 84111

/s/ Carola M. Groos